Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Massachusetts Institute of Technology

and

Sigilon Therapeutics, Inc.

FIFTH AMENDMENT

This Fifth Amendment (“Fifth Amendment”), effective as of September 17, 2021 (the “Fifth Amendment Effective Date”), is made by and between the Massachusetts Institute of Technology, a nonprofit research institution having a principal address at 77 Massachusetts Avenue, Cambridge, MA 02139 (“MIT”) and Sigilon Therapeutics, Inc. (fka Sigilon, Inc.) a Delaware corporation, having a principal address at 100 Binney Street, Cambridge, MA 02142 (“Company”) (each individually a “Party” and collectively the “Parties”), and amends that certain Exclusive Patent License Agreement between the Parties dated as of February 8, 2016, as amended (collectively, the “License Agreement”). Capitalized terms used herein without definition shall have the meaning given such terms in the License Agreement.

WHEREAS, MIT internally moved certain filings under MIT Case No. [***] to MIT Case No. [***] solely for administrative purposes;

WHEREAS, COMPANY notified MIT, in an electronic mail message dated April 21, 2020, of its desire to cease funding the prosecution of MIT Case No. [***];

NOW, THEREFORE, the Parties agree to amend the LICENSE AGREEMENT as follows:

1.Article 1.29 is hereby deleted and replaced with the follow definition:

“1.29 “GROUP A PATENT RIGHTS” shall mean any PATENT RIGHTS based on MIT Case Nos. [***].”

2.The Parties hereby acknowledge and agree that the following PATENT RIGHTS granted to COMPANY and its AFFILIATES associated with MIT Case No. [***] terminated on June 20, 2020 shall be removed from Appendix A of the LICENSE AGREEMENT:

MIT Case No. [***]

3.The License Agreement is hereby amended to delete Section 1.30, GROUP B PATENT RIGHTS, and Section 3.3, Diligence Requirements for the GROUP B PATENT RIGHTS.

4.Except as specifically amended herein, the terms and conditions of the LICENSE AGREEMENT shall remain in full force and effect.

{SIGNATURES TO FOLLOW}

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed by their duly authorized representatives.

MASSACHUSETTS INSTITUTE OFSIGILON THERAPEUTICS, INC.

TECHNOLOGY

By:/s/Lesley Millar Nicolson   By:/s/Matthew Kowalsky

Name: Lesley Millar-Nicolson  Name: Matthew Kowalsky

Title:  Director, TLO     Title:  Chief Legal Officer